SUPPLEMENT DATED MARCH 9, 2018
TO PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2017
TFLIC FREEDOM ELITE BUILDER® II
Issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
Home Office:
440 Mamaroneck Avenue
Harrison, New York 10528-2418

TFLIC FREEDOM ELITE BUILDER® II closes to new sales on March 19, 2018. Applications dated after February 16, 2018 will not be accepted and processed.